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                                                                    Exhibit 99.1


    STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Thomas E. Hoaglin, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Huntington Bancshares Incorporated, and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Huntington Bancshares Incorporated's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - Annual Report on Form 10-K for the year ended December 31, 2001 of Huntington Bancshares Incorporated;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Huntington Bancshares Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    any amendments to any of the foregoing.



/s/  Thomas E. Hoaglin                         Subscribed and sworn to before
----------------------------------------       me this 14th day of August, 2002.
Thomas E. Hoaglin
Chairman, President and Chief Executive
Officer
August 14, 2002                                /s/  Nancy T. Hall
                                               ---------------------------------
                                               Notary Public

                                            My Commission Expires: July 31, 2004
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